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                                                                      Exhibit 23

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File No. 333-19425, File No. 333-60301 and File No. 333-50734.



Boston, Massachusetts
December 22, 2000